Other Provisions (Tables)	12 Months Ended
Jun. 30, 2022
Other Provisions1 [Abstract]
Other Provisions

	SA Rand
Figures in million	2022	2021
Provision for silicosis settlement (a)	820	854
Retirement benefit obligation (b)	251	247
Total other provisions	1 071	1 101
Current portion of other provisions	139	175
Non-current portion of other provisions	932	926
.

Disclosure of Provision for Silicosis Settlement
The following is a reconciliation of the total provision for the silicosis settlement:

	SA Rand
Figures in million	2022	2021
Balance at beginning of year	854	892
Change in estimate	23	80
Time value of money and inflation component	52	52
Payments[1,2]	(109)	(170)
Balance at end of year	820	854
Current portion of silicosis settlement provision	139	175
Non-current portion of silicosis settlement provision	681	679
[1] These payments comprise mainly the administration and benefit contributions to the Tshiamiso Trust.
[2] The amount for 2021 includes the legal costs for the claimants’ attorneys.

Disclosure of the Impact of a Reasonable Change in Certain Key Assumptions	The impact of these reasonable possible changes on the assumptions would increase or decrease the provision amount by the following amounts:

	SA Rand
Figures in million	2022	2021
Effect of an increase in the assumption:
Change in benefit take-up rate[1]	91	85
Change in silicosis prevalence[2]	91	85
Change in disease progression rates[3]	49	42
Effect of a decrease in the assumption:
Change in benefit take-up rate[1]	(91)	(85)
Change in silicosis prevalence[2]	(91)	(85)
Change in disease progression rates[3]	(49)	(42)
[1]Change in benefit take-up rate: the take-up rate does not significantly affect the administration fees, but a 10% change results in a proportionate change in the base compensation values.
[2]Change in the silicosis prevalence: the assumptions that will result in a change in the estimated number of cases are either a 10% change in the assumed labour numbers or a 10% change in the disease risk.
[3]Change in disease progression rates: a 10% shorter/longer disease progression period was used, which results in more advanced silicosis cases. This assumption is not applicable to the dependant or TB classes.

Disclosure of Unfunded Obligations and Net Liability of Defined Benefit Plan

	SA Rand
Figures in million	2022	2021
Present value of all unfunded obligations	251	247
Current employees	99	99
Retired employees	152	148

The movement in the retirement benefit obligation is as follows:
Balance at beginning of year	247	193
Acquisition of Mponeng operations and related assets	—	27
Contributions paid	(13)	(12)
Other expenses included in staff costs/current service cost	4	1
Finance costs	27	22
Net actuarial (gain)/loss recognised in other comprehensive income during the year	(14)	16
Balance at end of year (non-current)	251	247
27    Other provisions continued
(b)    Retirement benefit obligation continued
Post-retirement benefits other than pensions continued
The net actuarial gain for 2022 is due to the results of the higher real rate of discount assumed and used (2021: The net actuarial loss mainly resulted from the shortfall related to the take-on of the Mponeng operation medical benefit obligation).

	SA Rand
Figures in million	2022	2021
The net liability of the defined benefit plan is as follows:
Present value of defined benefit obligation	251	247
Fair value of plan assets	—	—
Net liability of defined benefit plan	251	247

Management considered whether a reasonably possible change in any of the key assumptions would have a material impact on the obligation, service cost or finance costs. It was determined that changes would result in an immaterial increase or decrease.

The group expects to contribute approximately R14 million to the benefit plan in 2023. The weighted average duration of the defined benefit obligation is 11 years.